Exhibit 99(b)


Federal Financial Institutions Examination Council

Board of Governors of the Federal Reserve System
OMB Number:  7100-0036
Federal Deposit Insurance Corporation
OMB Number:  3064-0052
Office of the Comptroller of the Currency
OMB Number:  1557-0081
Expires March 31, 1999

Please refer to page i, Table of Contents, for the required disclosure of estimated burden.

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices - FFIEC 031

Report at the close of business September 30, 1996

(960630)
(RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Richard G. Tilghman, Chairman and Chief Executive Officer
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ RICHARD G. TILGHMAN
Signature of Officer Authorized to Sign Report

Date of Signature 1/12/97
________________________________________________________________________________


The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ unclear signature
Director (Trustee)

/s/ GORDON F. RAINEY, JR.
Director (Trustee)

/s/ unclear signature
Director (Trustee)

For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

FDIC Certificate Number
                                (RCRI 9050)

Crestar Bank
P.O. Box 26665
Richmond, VA  23261
E512430000 55124300000

December 31, 1996

31

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RI-1

Consolidated Report of Income
for the period January 1, 1996 - December 31, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                      1480
Dollar Amounts in Thousands                                                         RIAD     Bill Mil Thou
1. Interest Income:
  a. Interest and fee income on loans:
    (1) In domestic offices:
      (a) Loans secured by real estate                                              4011     544,542     1.a.(1)(a)
      (b) Loans to depository institutions                                          4019          36     1.a.(1)(b)
      (c) Loans to finance agricultural production and other loans to farmers       4024         398     1.a.(1)(c)
      (d) Commercial and industrial loans                                           4012     142,078     1.a.(1)(d)
      (e) Acceptances of other banks                                                4026           0     1.a.(1)(e)
      (f) Loans to individuals for household, family, and other personal expenditures:
                (1) Credit cards and related plans                                  4054     231,671     1.a.(1)(f)(1)
                (2) Other                                                           4055     150,631     1.a.(1)(f)(2)
      (g) Loans to foreign governments and official institutions                    4056           0     1.a.(1)(g)
      (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                (1) Taxable obligations                                             4503       1,706     1.a.(1)(h)(1)
                (2) Tax-exempt obligations                                          4504      11,444     1.a.(1)(h)(2)
      (i) All other loans in domestic offices                                       4058      11,264     1.a.(1)(i)
    (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs               4059           0     1.a.(2)
  b. Income from lease financing receivables:
    (1) Taxable leases                                                              4505          90     1.b.(1)
    (2) Tax-exempt leases                                                           4307           0     1.b.(2)
  c. Interest income on balances due from depository institutions: (1)
    (1) In domestic offices                                                         4105           2     1.c.(1)
    (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs               4106       1,181     1.c.(2)
  d. Interest and dividend income on securities:
    (1) U.S. Treasury securities and U.S. Government agency and corporation
        obligations                                                                 4027     165,858     1.d.(1)
    (2) Securities issued by states and political subdivisions in the U.S.:
      (a) Taxable securities                                                        4506           0     1.d.(2)(a)
      (b) Tax-exempt securities                                                     4507       2,819     1.d.(2)(b)
    (3) Other domestic debt securities                                              3657      36,458     1.d.(3)
    (4) Foreign debt securities                                                     3658           0     1.d.(4)
    (5) Equity securities (including investments in mutual funds)                   3659       4,855     1.d.(5)
  e. Interest income from trading assets                                            4069           0     1.e.

__________
(1) Includes interest income on time certificates of deposit not held for trading.

                                       3


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430 FFIEC 031
Page RI-2

Schedule RI--Continued

                                                                                         Year-to-date
Dollar Amounts in Thousands                                                          RIAD      Bil Mil Thou
1. Interest income (continued)
   f. Interest income on federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge
      and Agreement subsidiaries, and in IBF's                                       4020        9,524  1.f.
   g. Total Interest income (sum of items 1.a  through 1.f)                          4107    1,314,557  1.g.
2. Interest expense:
   a. Interest on deposits:
      (1) Interest on deposits in domestic offices:
          (a) Transaction accounts (NOW accounts, ATS accounts, and telephone and
              preauthorized transfer accounts)                                       4508       17,128  2.a.(1)(a)
          (b) Nontransaction accounts:
              (1) Money market deposit accounts (MMDAs)                              4509      127,008  2.a.(1)(b)(1)
              (2) Other savings deposits                                             4511       32,262  2.a.(1)(b)(2)
              (3) Time certificates of deposit of $100,000 or more                   4174       39,427  2.a.(1)(b)(3)
              (4) All other time deposits                                            4512      190,181  2.a.(1)(b)(4)
      (2) Interest on deposits in foreign offices, Edge and
          Agreement subsidiaries, and IBFs                                           4172          103  2.a.(2)
   b. Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement
      subsidiaries, and in IBFs                                                      4180       78,434  2.b.
   c. Interest on demand notes issued to the U.S. Treasury, trading
      liabilities, and other borrowed money                                          4185       45,267  2.c.
   d. Interest on mortgage indebtedness and obligations under capitalized
      leases                                                                         4072          872  2.d.
   e. Interest on subordinated notes and debentures                                  4200       19,753  2.e.
   f. Total interest expense (sum of items 2.a through 2.e)                          4073      550,435  2.f.
3.  Net interest income (item 1.g minus 2.f)                                                            RIAD 4074    764,122  3.
4.  Provisions:
    a. Provision for loan and lease losses                                                              RIAD 4230     90,282  4.a.
    b. Provision for allocated transfer risk                                                            RIAD 4243          0  4.b.
5.  Noninterest income:
    a. Income from fiduciary activities                                              4070       47,316  5.a.
    b. Service charges on deposit accounts in domestic offices                       4080       94,309  5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
         items 8.a through 8.d)                                                      A220          415  5.c.
    d. Other foreign transaction gains (losses)                                      4076            0  5.d.
    e. Not applicable
    f. Other noninterest income:
       (1) Other fee income                                                          5407      145,963  5.f.(1)
       (2) All other noninterest income*                                             5408       37,095  5.f.(2)
    g. Total noninterest income (sum of items 5.a through 5.f)                                          RIAD 4079    327,098  5.g.
6.  a. Realized gains (losses) on held-to-maturity securities                                           RIAD 3521          0  6.a.
    b. Realized gains (losses) on available-for-sale securities                                         RIAD 3196      3,376  6.b.7.
    Noninterest expense:
    a. Salaries and employee benefits                                                4135      314,018  7.a.
    b. Expenses of premises and fixed assets (net or rental income)
       (excluding salaries and employee benefits and mortgage interest)              4217       82,574  7.b.
    c. Other noninterest expense*                                                    4092      308,833  7.c.
    d. Total noninterest expense (sum of items 7.a through 7.c)                                         RIAD 4093    705,425  7.d.
8.  Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and
    7.d)                                                                                                RIAD 4301    298,889  8.
9.  Applicable income taxes (on item 8)                                                                 RIAD 4302     97,103  9.
10. Income (loss) before extraordinary items and other adjustments (item 8
    minus 9)                                                                                            RIAD 4300    201,786 10.

__________
*Describe on Schedule RI-E--Explanations.

                                       4


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RI-3

Schedule RI--Continued

                                                                                                 Year-to-date
Dollar Amounts in Thousands                                                            RIAD      Bil Mil Thou
11. Extraordinary items and other adjustments:
    a. Extraordinary items and other adjustments, gross of income taxes             4310         0    11.a.
    b. Applicable income taxes (on items 11.a)*                                       4315         0    11.b
    c. Extraordinary items and other adjustments, net of income taxes (item 11.a
       minus 11.b)                                                                                      RIAD 4320        0  11.c.
12. Net income (loss) (sum of items 10 and 11.c)                                                        RIAD 4340  201,786  12.


                                                                                                              I481
Memoranda                                                                                             Year-to-date
Dollar Amounts in Thousands                                                            RIAD          Bil Mil   Thou
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax
    purposes                                                                            4513               665     M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic
    offices (included in Schedule RI, item 8)                                           8431               467     M.2.
 3.-4. Not applicable
 5. Number of full-time equivalent employees on payroll at end of current period                         Number
    (round to nearest whole number)                                                     4150             6,891     M.5.
 6. Not applicable
 7. If the reporting bank has restated its balance sheet as a result of applying
    push down accounting this calendar year, report the date of the bank's                            MM/DD/YY
    acquisition                                                                         9106          00/00/00     M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items 8.a through 8.d must equal
    Schedule RI, item 5.c):                                                                          Bill Mil Thou
    a. Interest rate exposures                                                          8757            (1,020)    M.8.a.
    b. Foreign exchange exposures                                                       8758               435     M.8.b.
    c. Equity security and index exposures                                              8759                 0     M.8.c.
    d. Commodity and other exposures                                                    8760                 0     M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income                                       8761             1,220     M.9.a.
    b. Net (increase) decrease to interest expense                                      8762              (101)    M.9.b.
    c. Other (noninterest) allocations                                                  8763                 0     M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions)                   A251                 0     M.10.

__________
*Describe on Schedule RI-E--Explanations.

                                       5


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RI-4

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                     I483
Dollar Amounts in Thousands                                                            RIAD  Bil Mil Thou
1.  Total equity capital originally reported in the December 31, 1995, Reports
    of Condition and Income                                                            3215     1,007,296      1.
2.  Equity capital adjustments from amended Reports of Income, net*                    3216             0      2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2)               3217     1,007,296      3.
4.  Net income (loss)(must equal Schedule RI, item 12)                                 4340       201,786      4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net                 4346         1,732      5.
6.  Changes incident to business combinations, net                                     4356       418,906      6.
7.  LESS:  Cash dividends declared on preferred stock                                  4470             0      7.
8.  LESS:  Cash dividends declared on common stock                                     4460       127,175      8.
9.  Cumulative effect of changes in accounting principles from prior years* (see
    instructions for this schedule)                                                    4411             0      9.
10. Corrections of material accounting errors from prior years* (see
    instructions for this schedule)                                                    4412             0      10.
11. Change in net unrealized holding gains (losses) on available-for-sale
    securities                                                                         8433       (34,780)     11.
12. Foreign currency transaction adjustments                                           4414             0      12.
13. Other transactions with parent holding company* (not included in items 5, 7
    or 8 above)                                                                        4415      (200,000)     13.
14. Total equity capital end of current period (sum of items 3 through 13) (must
    equal Schedule RC, item 28)                                                        3210     1,267,765      14.

__________
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                              I486
                                                                            (Column A)               (Column B)
                                                                            Charge-offs              Recoveries
                                                                                 Calendar year-to-date
Dollar Amounts in Thousands                                               RIAD  Bil Mil Thou      RIAD  Bil Mil Thou
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)                                       4651         7,972     4661          9,559      1.a.
   b. To non-U.S. addressees (domicile)                                   4652             0     4662              0      1.b.
2. Loans to depository institutions and acceptances of the banks:
   a. To U.S. banks and other U.S. depository institutions                4653             0     4663              0      2.a.
   b. To foreign banks                                                    4654             0     4664              0      2.b.
3. Loans to finance agricultural production and other loans to farmers    4655             0     4665             11      3.
4. Commercial and industrial loans;
   a. To U.S. addressees (domicile)                                       4645         2,198     4617          3,433      4.a.
   b. To non-U.S. addressees (domicile)                                   4646             0     4618              0      4.b.
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans                                      4656        89,462     4666          6,617      5.a.
   b. Other (includes single payment, installment, and all student loans) 4657        24,438     4667          8,371      5.b.
6. Loans to foreign governments and official institutions                 4643             0     4627              0      6.
7. All other loans                                                        4644         1,182     4628          1,078      7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                                       4658             0     4668              0      8.a.
   b. Of non-U.S. addressees (domicile)                                   4659             0     4669              0      8.b.
9. Total (sum of items 1 through 8)                                       4635       125,252     4605         29,069      9.

                                       6


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RI-5

Schedule RI-B--Continued

Part I. Continued


                                                                            (Column A)               (Column B)
                                                                            Charge-offs              Recoveries
Memoranda                                                                          Calendar year-to-date
Dollar Amounts in Thousands                                               RIAD  Bil Mil Thou      RIAD  Bil Mil Thou
1-3. Not applicable
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above                            5409            0      5410            0    M.4.
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development                                   3582        1,896      3583        1,598    M.5.a.
   b. Secured by farmland                                                 3584           40      3585          100    M.5.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit                   5411        1,912      5412          479    M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties    5413        2,258      5414          457    M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties           3588          144      3589          311    M.5.d.
   e. Secured by nonfarm nonresidential properties                        3590        1,722      3591        6,614    M.5.e.


Part II.  Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
1. Balance originally reported in the December 31, 1995, Reports of Condition
   and Income                                                                                    3124       196,121      1.
2. Recoveries (must equal part I, item 9, column B above)                                        4605        29,069      2.
3. LESS:  Charge-offs (must equal part I, item 9, column A above)                                4635       125,252      3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)                        4230        90,282      4.
5. Adjustments* (see instructions for this schedule)                                             4815        43,616      5.
6. Balance end of current period (sum of items 1 through 5)(must equal Schedule RC,
   item 4.b)                                                                                     3213       233,836      6.

__________
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                               I489
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
1. Federal                                                                                       4780       92,497    1.
2. State and local                                                                               4790        4,606    2.
3. Foreign                                                                                       4795            0    3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9
   and 11.b)                                                                                     4770       97,103    4.
5. Deferred portion of item 4                                             RIAD 4772         (3,543)                   5.

                                       7


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RI-6

Schedule RI-D--Income form International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I.  Estimated Income from International Operations

                                                                                                               I492
                                                                                                       Year-to-date
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked                                                                     4837         N/A      1.a.
   b. Interest expense booked                                                                    4838         N/A      1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement
      subsidiaries, and IBFs (item 1.a minus 1.b)                                                4839         N/A      1.c.
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at
      domestic offices                                                                           4840         N/A      2.a.
   b. Net interest income attributable to domestic business booked at foreign
      offices                                                                                    4841         N/A      2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)                                       4842         N/A      2.c.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations                                4097         N/A      3.a.
   b. Provision for loan and lease losses attributable to international operations               4235         N/A      3.b.
   c. Other noninterest expense attributable to international operations                         4239         N/A      3.c.
   d. Net non-interest income (expense) attributable to international operations (item
      3.a minus 3.b and 3.c)                                                                     4843         N/A      3.d.
4. Estimated pretax income attributable to international operations before
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d)                                4844         N/A      4.
5. Adjustment to pretax income for internal allocations to international operations to reflect the effects of equity capital on overall bank funding
   costs                                                                                         4845         N/A      5.
6. Estimated pretax income attributable to international operations after
   capital allocation adjustment (sum of items 4 and 5)                                          4846         N/A      6.
7. Income taxes attributable to income from international operations as
   estimated in item 6                                                                           4797         N/A      7.
8. Estimated net income attributable to international operations (item 6 minus 7)                4341         N/A      8.

Memoranda
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou

1. Intracompany interest income included in item 1.a above                                       4847         N/A    M.1.
2. Intracompany interest expense included in item 1.b above                                      4848         N/A    M.2.

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                       Year-to-date
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
1. Interest income booked at IBFs                                                                4849         N/A       1.
2. Interest expense booked at IBFs                                                               4850         N/A       2.
3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
   a. Gains (losses) and extraordinary items                                                     5491         N/A       3.a.
   b. Fees and other noninterest income                                                          5492         N/A       3.b.
4. Provision for loan and lease losses attributable to international operations
   booked at domestic offices (excluding IBFs)                                                   4852         N/A       4.
5. Other noninterest expense attributable to international operations booked at
   domestic offices (excluding IBFs)                                                             4853         N/A       5.


                                       8


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RI-7

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              1495
                                                                                                       Year-to-date
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
   a. Net gains on other real estate owned                                                       5415            0       1.a.
   b. Net gains on sales of loans                                                                5416       10,155       1.b.
   c. Net gains on sales of premises and fixed assets                                            5417            0       1.c.
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):
   d. Text 4461 Personalized Check Sales                                                         4461        8,471       1.d.
   e. Text 4462 Omnitrust Income                                                                 4462        4,705       1.e.
   f. Text 4463                                                                                  4463                    1.f.
2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets                                                  4531       21,006       2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net losses on other real estate owned                                                      5418            0       2.b.
   c. Net losses on sales of loans                                                               5419            0       2.c.
   d. Net losses on sales of premises and fixed assets                                           5420            0       2.d.
   Itemize and describe the three largest amounts that exceed 10% of Schedule RI, item 7.c.:
   e. Text 4464 FDIC Insurance Assessment                                                        4464       41,122       2.e.
   f. Text 4467                                                                                  4467                    2.f.
   g. Text 4468                                                                                  4468                    2.g.
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
   a. (1) Text 4469                                                                              4469                    3.a.(1)
      (2) Applicable income tax effect            RIAD          4486                                                     3.a.(2)
   b. (1) Text 4487                                                                              4487                    3.b.(1)
      (2) Applicable income tax effect            RIAD          4488                                                     3.b.(2)
   c. (1) Text 4489                                                                              4489                    3.c.(1)
      (2) Applicable income tax effect            RIAD          4491                                                     3.c.(2)
4. Equity capital adjustments from amended Reports of Income (from Schedule
   RI-A, item 2) (itemize and describe all adjustments):
   a. Text 4492                                                                                  4492                    4.a.
   b. Text 4493                                                                                  4493                    4.b.
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
   a. Text 4494                                                                                  4494                    5.a.
   b. Text 4495                                                                                  4495                    5.b.
6. Corrections of material accounting errors from prior years (from Schedule
   RI-A, item 10 (itemize and describe all corrections):
   a. Text 4496                                                                                  4496                    6.a.
   b. Text 4497                                                                                  4497                    6.b.


                                       9


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RI-8

Schedule RI-E--Continued

                                                                                                       Year-to-date
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
7. Other transactions with parent holding company (from Schedule RI-A, item 13) (itemize and describe all such transactions):
   a. Text 4498 Transfer of Capital                                                              4498     (200,000)     7.a.
   b. Text 4499                                                                                  4499                   7.b.
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
   a. Text 4521 Provision for Bank Acquisitions                                                  4521       44,116      8.a.
   b. Text 4522 Sale of Loans                                                                    4522         (500)     8.b.
9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report
   of Income):                                                                                   I498         I499
   No comment __ (RIAD 4769)
   Other explanations (please type or print clearly):
   (Text 4769)

                                       10


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RC-1

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                               C400
Dollar Amounts in Thousands                                                                      RCFD  Bil Mil Thou
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1)                                     0081       909,567      1.a.
    b. Interest-bearing balances(2)                                                              0071       125,041      1.b.
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                1754        62,780      2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)                              1773     3,686,207      2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds sold                                                                        0276       178,120      3.a.
    b. Securities purchased under agreements to resell                                           0277        54,820      3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule RC-C)   RCFD 2122   12,317,245                            4.a.
    b. LESS:  Allowance for loan and lease losses                      RCFD 3123      233,836                            4.b.
    c. LESS:  Allocated transfer risk reserve                          RCFD 3128            0                            4.c.
    d. Loans and leases, net of unearned income, allowance,
       and reserve (item 4.a. minus 4.b. and 4.c.)                                               2125    12,083,409      4.d.
5.  Trading assets (from Schedule RC-D)                                                          3545             0      5.
6.  Premises and fixed assets (including capitalized leases)                                     2145       354,678      6.
7.  Other real estate owned (from Schedule RC-M)                                                 2150        17,218      7.
8.  Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M)                                                                         2130         2,509      8.
9.  Customers' liability to this bank on acceptances outstanding                                 2155         3,186      9.
10. Intangible assets (from Schedule RC-M)                                                       2143       210,067     10.
11. Other assets (from Schedule RC-F)                                                            2160       576,750     11.
12. Total assets (sum of items 1 through 11)                                                     2170    18,264,352     12.

__________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

                                       11


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RC-2

Schedule RC--Continued


Dollar Amounts in Thousands                                                                      Bil Mil Thou
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,
       part I)                                                                       RCON 2200     12,826,561      13.a.
       (1) Noninterest-bearing(1)                RCON 6631      2,792,797                                          13.a.(1)
       (2) Interest-bearing                      RCON 6636     10,033,764                                          13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule
       RC-E, part II)                                                                RCFN 2200              0      13.b.
       (1) Noninterest-bearing                   RCFN 6631              0                                          13.b.(1)
       (2) Interest-bearing                      RCFN 6636              0                                          13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased                                                       RCFD 0278      1,991,674      14.a.
    b. Securities sold under agreements to repurchase                                RCFD 0279        621,600      14.b.
15. a. Demand notes issued to the U.S. Treasury                                      RCON 2840              0      15.a.
    b. Trading liabilities (from Schedule RC-D)                                      RCFD 3548              0      15.b.
16. Other borrowed money:
    a. With a remaining maturity of one year or less                                 RCFD 2332        547,291      16.a.
    b. With a remaining maturity of more than one year                               RCFD 2333        315,298      16.b.
17. Mortgage indebtedness and obligations under capitalized leases                   RCFD 2910          9,568      17.
18. Bank's liability on acceptances executed and outstanding                         RCFD 2920          3,186      18.
19. Subordinated notes and debentures                                                RCFD 3200        335,000      19.
20. Other liabilities (from Schedule RC-G)                                           RCFD 2930        346,409      20.
21. Total liabilities (sum of items 13 through 20)                                   RCFD 2948     16,996,587      21.
22. Limited-life preferred and related surplus                                       RCFD 3282              0      22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                    RCFD 3838              0      23.
24. Common Stock                                                                     RCFD 3230        172,572      24.
25. Surplus (exclude all surplus related to preferred stock)                         RCFD 3839        181,892      25.
26. a. Undivided profits and capital reserves                                        RCFD 3632        937,028      26.a.
    b. Net unrealized gains (losses) on available-for-sale securities                RCFD 8434        (23,727)     26.b.
27. Cumulative foreign currency translation adjustments                              RCFD 3284              0      27.
28. Total equity capital (sum of items 23 through 27)                                RCFD 3210      1,267,765      28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of
    items 21, 22, and 28)                                                            RCFD 3300     18,264,352      29.

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best
   describes the most comprehensive level of auditing work performed for the                           Number
   bank by independent external auditors as of any date during 1995                  RCFD 6724          N/A        M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank.
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on a bank separately).
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority).
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority).
5 = Review of the bank's financial statements by external auditors.
6 = Compilation of the bank's financial statements by external auditors.
7 = Other audit procedures (excluding tax preparation work).
8 = no external audit work.

__________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                                       12




Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
                                    Page RC-3

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                                     C405
                                                                                     (Column A)             (Column B)
                                                                                    Consolidated             Domestic
                                                                                        Bank                 Offices
Dollar Amounts in Thousands                                                      RCFD   Bil Mil Thou   RCON     Bil Mil Thou
1. Cash items in process of collection, unposted debits, and
   currency and coin                                                             0022     759,070                            1.
   a. Cash items in process of collection and unposted debits                                         0020       602,561     1.a.
   b. Currency and coin                                                                               0080       156,509     1.b.
2. Balances due from depository institutions in the U.S.                                              0082        16,599     2.
   a. U.S. branches and agencies of foreign banks
      (including their IBFs)                                                     0083           0                            2.a.
   b. Other commercial banks in the U.S. and other depository
      institutions in the U.S. (including their IBFs)                            0085      16,599                            2.b.
3. Balances due from banks in foreign countries and foreign
   central banks                                                                                      0070         1,463     3.
   a. Foreign branches of other U.S. banks                                       0073           0                            3.a.
   b. Other banks in foreign countries and foreign central banks                 0074       1,463                            3.b.
4. Balances due from Federal Reserve Banks                                       0090       9,955     0090         9,955     4.
5. Total (sum of items 1 through 4) (total of column A must
   equal Schedule RC, sum of items 1.a. and 1.b.)                                0010     787,087     0010       787,087     5.

Memorandum                                                                                            RCON     Bil Mil Thou
Dollar Amounts in Thousands
1. Noninterest-bearing balances due from commercial banks
   in the U.S. (included in items 2, column B above)                                                  0050        36,249      M.1.


Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                              C410
                                                Held-to-maturity                        Available-for-sale
                                         (Column A)           (Column B)          (Column C)          (Column D)
                                       Amortized Cost        Fair Value         Amortized Cost      Fair Value(1)
Dollar Amounts in Thousands           RCFD Bil Mil Thou   RCFD  Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou
1. U.S. Treasury securities           0211            0   0213             0   1286      599,759   1287    596,691   1.
2. U.S. Government agency and
   corporation obligations
   (exclude mortgage-backed
   securities):
   a. Issued by U.S. Government
      agencies(2)                     1289            0   1290             0   1291            0   1293          0   2.a.
   b. Issued by U.S. Government-
      sponsored agencies(3)           1294            0   1295             0   1297       69,720   1298     68,382   2.b.

__________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c., column D.
(2) Includes Small Business Administration "Guaranteed Loan
    Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank, System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                                   13


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RC-4

Schedule RC-B--Continued

                                                 Held-to-maturity                              Available-for-sale
                                        (Column A)              (Column B)              (Column C)              (Column D)
                                      Amortized Cost            Fair Value             Amortized Cost           Fair Value(1)
Dollar Amounts in Thousands          RCFD  Bil Mil Thou    RCFD   Bil Mil Thou      RCFD  Bil Mil Thou      RCFD  Bil Mil Thou
3. Securities issued by states
   and political subdivisions
   in the U.S.
   a. General obligations            1676       1,685      1677      1,665      1678            0     1679             0   3.a.
   b. Revenue obligations            1681      39,495      1686     39,897      1690            0     1691             0   3.b.
   c. Industrial development
      and similar obligations        1694         300      1695        302      1696            0     1697             0   3.c.
4. Mortgage-backed securities
   (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA         1698           0      1699          0      1701       92,766     1702        90,310   4.a.(1)
      (2) Issued by FNMA and FHLMC   1703      15,955      1705     16,648      1706    2,201,637     1707     2,173,632   4.a.(2)
      (3) Other pass-through
          securities                 1709           0      1710          0      1711            0     1713             0   4.a.(3)
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by
          FNMA, FHLMC, or GNMA       1714           0      1715          0      1716       96,501     1717        96,585   4.b.(1)
      (2) Collateralized by MBS
          issued or guaranteed
          by FNMA, FHLMC, or GNMA    1718           0      1719          0      1731      126,128     1732       126,255   4.b.(2)
      (3) All other mortgage-backed
          securities                 1733       3,095      1734      3,095      1735      174,540     1736       174,637   4.b.(3)
5. Other debt securities:
   a. Other domestic debt
      securities                     1737           0      1738          0      1739      286,206     1741       284,117   5.a.
   b. Foreign debt securities        1742       2,250      1743      2,250      1744            0     1746             0   5.b.
6. Equity securities:
   a. Investments in mutual
      funds                                                                     1747          345     1748           345   6.a.
   b. Other equity securities
      with readily determinable
      fair values                                                               1749       10,010     1751        10,077   6.b.
   c. All other equity
      securities(1)                                                             1752       65,176     1753        65,176   6.c.
7. Total (sum of items 1 through
   6) (total of column A must
   equal Schedule RC, item 2.a)
   (total of column D must equal
   Schedule RC, item 2.b.)           1754      62,780      1771     63,857      1772    3,722,788     1773     3,686,207   7.

__________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c., column D.

                                       14


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RC-5

Schedule RC-B--Continued

Memoranda                                                                                                    C412
Dollar Amounts in Thousands                                                                    RCFD  Bil Mil Thou
1. Pledged securities(2)                                                                       0416     1,797,005      M.1.
2. Maturity and repricing data for debt securities(2),(3),(4) (excluding those in nonaccrual status):
   a. Fixed rate debt securities with a remaining maturity of:
      (1) Three months or less                                                                 0343           524      M.2.a.(1)
      (2) Over three months through 12 months                                                  0344         2,390      M.2.a.(2)
      (3) Over one year through five years                                                     0345       873,777      M.2.a.(3)
      (4) Over five years                                                                      0346     2,667,323      M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through
          2.a.(4)                                                                              0347     3,544,014      M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:
      (1) Quarterly or more frequently                                                         4544       124,631      M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly                      4545         4,744      M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually               4551             0      M.2.b.(3)
      (4) Less frequently than every five years                                                4552             0      M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
          through 2.b.(4))                                                                     4553       129,375      M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included in Schedule RC-N,
      item 9, column C)                                                                        0393     3,673,389      M.2.c.
3. Not applicable
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included in Schedule RC-B, items 3 through 5, column A,
   above)                                                                                      5365             0      M.4.
5. Not applicable
6. Floating rate debt securities with a remaining maturity of one year or less
   (2),(4) (included in Memorandum items 2.b.(1) through 2.b.(4) above)                        5519             0      M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date of sale or transfer)                                     1778             0      M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b.):
   a. Amortized cost                                                                           8780             0      M.8.a.
   b. Fair value                                                                               8781             0      M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost                                                                           8782             0      M.9.a.
   b. Fair value                                                                               8783             0      M.9.b.

__________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.
                                       15


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RC-6

Schedule RC-C--Loans and Lease Financing Receivables

Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                                   C415
                                                                                     (Column A)           (Column B)
                                                                                    Consolidated           Domestic
                                                                                        Bank               Offices
Dollar Amounts in Thousands                                                       RCFD  Bil Mil Thou  RCON  Bil Mil Thou
1.  Loans secured by real estate                                                  1410     6,139,590                      1.
    a. Construction and land development                                                              1415      211,931   1.a.
    b. Secured by farmland (including farm residential and other improvements)                        1420       15,579   1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties
           and extended under lines of credit                                                         1797      622,568   1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens                                                                 5367    3,528,814   1.c.(2)(a)
           (b) Secured by junior liens                                                                5368      236,882   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties                                      1460      140,140   1.d.
    e. Secured by nonfarm nonresidential properties                                                   1480    1,383,676   1.e.
2.  Loans to depository institutions:
    a. To commercial banks in the U.S.                                                                1505          783   2.a.
       (1) To U.S. branches and agencies of foreign banks                         1506             0                      2.a.(1)
       (2) To other commercial banks in the U.S.                                  1507           783                      2.a.(2)
    b. To other depository institutions in the U.S.                               1517             0  1517            0   2.b.
    c. To banks in foreign countries                                                                  1510        1,182   2.c.
       (1) To foreign branches of other U.S. banks                                1513             0                      2.c.(1)
       (2) To other banks in foreign countries                                    1516         1,182                      2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers           1590         2,934  1590        2,934   3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                              1763     1,932,721  1763    1,932,721   4.a.
    b. To non-U.S. addressees (domicile)                                          1764             0  1764            0   4.b.
5.  Acceptances of other banks:
    a. Of U.S. banks                                                              1756             0  1756            0   5.a.
    b. Of foreign banks                                                           1757             0  1757            0   5.b.
6.  Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper)                                                 1975    3,666,789   6.
    a. Credit cards and related plans (includes check credit and other revolving
       credit plans)                                                              2008     1,433,436                      6.a.
    b. Other (includes single payment, installment, and all student loans)        2011     2,233,353                      6.b.
7.  Loans to foreign governments and official institutions (including foreign
    central banks)                                                                2081           278  2081          278   7.
8.  Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations)                                                                  2107       255,313  2107      255,313   8.
9.  Other loans                                                                   1563       317,089                      9.
    a. Loans for purchasing or carrying securities (secured and unsecured)                            1545       83,223   9.a.
    b. All other loans (exclude consumer loans)                                                       1564      233,866   9.b.
10. Lease financing receivables (net of unearned income)                                              2165          566   10.
    a. Of U.S. addressees (domicile)                                              2182           566                      10.a.
    b. Of non-U.S. addressees (domicile)                                          2183             0                      10.b.
11. LESS:  Any unearned income on loans reflected in items 1-9 above              2123             0  2123            0   11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10
    minus item 11) (total of column A must equal Schedule RC, item 4.a.)          2122    12,317,245  2122   12,317,245   12.

                                       16


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RC-7

Schedule RC-C--Continued

Part I.  Continued

                                                                                       (Column A)              (Column B)
Memoranda                                                                             Consolidated              Domestic
                                                                                           Bank                  Offices
Dollar Amounts in Thousands                                                         RCFD  Bil Mil Thou      RCON  Bil Mil Thou
1. Commercial paper included in Schedule RC-C, part I, above                        1496             0      1496           0   M.1.
2. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1) To U.S. addressees (domicile)                                             1687             0      M.2.a.(1)
      (2) To non U.S. addressees (domicile)                                         1689             0      M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to
      individuals for household, family, and other personal expenditures)           8691             0      M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of
      non-U.S. addressees (domicile) included in Memorandum item 2.b. above         8692             0      M.2.c.
3. Maturity and repricing data for loans and leases(1) (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1) Three months or less                                                      0348     2,395,241      M.3.a.(1)
      (2) Over three months through 12 months                                       0349     1,333,734      M.3.a.(2)
      (3) Over one year through five years                                          0356     2,135,810      M.3.a.(3)
      (4) Over five years                                                           0357     1,324,722      M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)
          through 3.a.(4))                                                          0358     7,189,507      M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:
      (1) Quarterly or more frequently                                              4554     3,818,127      M.3.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly           4555     1,109,282      M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than annually    4561       101,773      M.3.b.(3)
      (4) Less frequently than every five years                                     4564        32,450      M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1)
          through 3.b.(4))                                                          4567     5,061,632      M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 12, plus unearned income from Schedule RC-C, part I, item 11, minus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through
      8, column C)                                                                  1479    12,251,139      M.3.c.
   d. Floating rate loans with a remaining maturity of one year or less
      (included in Memorandum items 3.b.(1) through 3.b.(4) above)                  A246       736,593      M.3.d.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column A, page RC-6(2)                                            2746             0      M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above)        5369       658,838      M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family
   residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),                              RCON Bil Mil Thou
   column B, page RC-6)                                                                                     5370    1,645,570  M.6.

__________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430 FFIEC 031
Page RC-8

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a. through 14.e., columns A through D).

                                                                                                                    C420
Dollar Amounts in Thousands                                                                                  Bil Mil Thou
Assets
1.  U.S. Treasury securities in domestic offices                                                 RCON 3531        0      1.
2.  U.S. Government agency and corporation obligations in domestic offices
    (exclude mortgage-backed securities)                                                         RCON 3532        0      2.
3.  Securities issued by states and political subdivisions in the U.S. in
    domestic offices                                                                             RCON 3533        0      3.
4.  Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                      RCON 3534        0      4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
       GNMA (include CMOs, REMICs, and stripped MBS)                                             RCON 3535        0      4.b.
    c. All other mortgage-backed securities                                                      RCON 3536        0      4.c.
5.  Other debt securities in domestic offices                                                    RCON 3537        0      5.
6.  Certificates of deposit in domestic offices                                                  RCON 3538        0      6.
7.  Commercial paper in domestic offices                                                         RCON 3539        0      7.
8.  Bankers acceptances in domestic offices                                                      RCON 3540        0      8.
9.  Other trading assets in domestic offices                                                     RCON 3541        0      9.
10. Trading assets in foreign offices                                                            RCFN 3542        0      10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices                                                                       RCON 3543        0      11.a.
    b. In foreign offices                                                                        RCFN 3544        0      11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC,
    item 5)                                                                                      RCFD 3545        0      12.

Liabilities                                                                                            Bil Mil Thou
13. Liability for short positions                                                                RCFD 3546        0      13.
14. Revaluation losses on interest rate, foreign exchange rate, and other
    commodity and equity contracts                                                               RCFD 3547        0      14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule
    RC, item 15.b.)                                                                              RCFD 3548        0      15.


                                       18


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-9

Schedule RC-E--Deposit Liabilities

Part I.  Deposits in Domestic Offices


                                                                                                    C425
                                                                                         Nontransaction
                                                      Transaction Accounts                  Accounts
                                             (Column A)                (Column B)          (Column C)
                                          Total transaction         Memo:  Total              Total
                                         accounts (including      demand deposits         nontransaction
                                            total demand           (included in             accounts
                                              deposits)              column A)          (including MMDAs)
Dollar Amounts in Thousands             RCON  BIL Mil Thou      RCON  Bil Mil Thou    RCON  Bil  Mil  Thou

Deposits of:
1. Individuals, partnerships,
   and corporations                     2201     2,744,077      2240     2,435,043    2346     9,621,831    1.
2. U.S. Government                      2202        35,326      2280        30,593    2520         2,069    2.
3. States and political subdivisions
   in the U.S.                          2203       136,081      2290       100,829    2530        59,354    3.
4. Commercial banks in the U.S.         2206       142,224      2310       142,224    2550           433    4.
5. Other depository institutions
   in the U.S.                          2207        41,890      2312        41,890    2349         1,058    5.
6. Banks in foreign countries           2213         4,221      2320         4,221    2236             0    6.
7. Foreign governments and
   official institutions
   (including foreign central banks)    2216             0      2300             0    2377             0    7.
8. Certified and official checks        2330        37,997      2330        37,997                          8.
9. Total (sum of items 1 through 8)
   (sum of columns A and C must
   equal Schedule RC, item 13.a)        2215     3,141,816      2210     2,792,797    2385     9,684,745    9.


Memoranda
Dollar Amounts in Thousands                                                                      RCON  Bil Mil Thou
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                        6835    1,183,474      M.1.a.
   b. Total brokered deposits                                                                    2365            0      M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000                                          2343            0      M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less              2344            0      M.1.c.(2)
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item
          1.c.(1) above)                                                                         A243            0      M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum
          item 1.b above)                                                                        A244            0      M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
      required under state law)                                                                  5590      192,979      M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)                                                  6810    4,650,620      M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)                                                0352    1,214,729      M.2.a.(2)
   b. Total time deposits of less than $100,000                                                  6648    3,413,471      M.2.b.
   c. Time certificates of deposit of $100,000 or more                                           6645      404,225      M.2.c.
   d. Open-account time deposits of $100,000 or more                                             6646        1,700      M.2.d.
3. All NOW accounts (included in column A above)                                                 2398      349,019      M.3.
4. Not applicable

                                       19


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-10

Schedule RC-E--Continued

Part I.  Continued

Memoranda (continued)

Dollar Amounts in Thousands                                                                      RCON  Bil Mil Thou
5. Maturity and repricing data for time deposits of less than $100,000
   (sum of Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above): (1)
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:
      (1) Three months or less                                                                   A225       799,726      M.5.a.(1)
      (2) Over three months through 12 months                                                    A226     1,579,040      M.5.a.(2)
      (3) Over one year                                                                          A227       918,200      M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:
      (1) Quarterly or more frequently                                                           A228       116,505      M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly                        A229             0      M.5.b.(2)
      (3) Less frequently than annually                                                          A230             0      M.5.b.(3)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum items 5.b.(1)
      through 5.b.(3) above)                                                                     A231        60,542      M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of $100,000 or more) (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above):  (1)
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:
      (1) Three months or less                                                                   A232       166,178      M.6.a.(1)
      (2) Over three months through 12 months                                                    A233       155,327      M.6.a.(2)
      (3) Over one year through five years                                                       A234        76,388      M.6.a.(3)
      (4) Over five years                                                                        A235           854      M.6.a.(4)
   b. Floating rate time deposits of $100,000 or more with a
      repricing frequency of:
      (1) Quarterly or more frequently                                                           A236         7,178      M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly                        A237             0      M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually                 A238             0      M.6.b.(3)
      (4) Less frequently than every five years                                                  A239             0      M.6.b.(4)
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of one year or less (included in Memorandum items 6.b.(1) through
      6.b.(4) above)                                                                             A240           884      M.6.c.

__________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                       20


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-11

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)

Dollar Amounts in Thousands                                                                      RCFN        Bil Mil Thou
Deposits of:
1. Individuals, partnerships, and corporations                                                   2621                   0      1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)                                2623                   0      2.
3. Foreign banks (including U.S. branches and agencies of foreign banks,
   including their IBFs)                                                                         2625                   0      3.
4. Foreign governments and official institutions (including foreign central
   banks)                                                                                        2650                   0      4.
5. Certified and official checks                                                                 2330                   0      5.
6. All other deposits                                                                            2668                   0      6.
7. Total (sum of items 1 through 6)(must equal Schedule RC, item 13.b)                           2200                   0      7.


Memorandum
Dollar Amounts in Thousands                                                                      RCFN        Bil Mil Thou

1. Time deposits with a remaining maturity of one year or less (included in
   Part II, item 7 above)                                                                        A245                   0      M.1.

Schedule RC-F--Other Assets

                                                                                                                     C430
Dollar Amounts in Thousands                                                                                  Bil Mil Thou
1. Income earned, not collected on loans                                                         RCFD 2164      91,254       1.
2. Net deferred tax assets (1)                                                                   RCFD 2148      91,696       2.
3. Excess residential mortgage servicing fees receivable                                         RCFD 5371       4,352       3.
4. Other (itemize and describe amounts that exceed 25% of this item)                             RCFD 2168     389,448       4.
   a. Text 3549                                        RCFD 3549     90,639                                                  4.a.
   b. Text 3550                                        RCFD 3550                                                             4.b.
   c. Text 3551                                        RCFD 3551                                                             4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)                            RCFD 2160     576,750       5.

Memorandum
Dollar Amounts in Thousands                                                                      Bil Mil Thou
1. Deferred tax assets disallowed for regulatory capital purposes                    RCFD 5610              0      M.1.

Schedule RC-G--Other Liabilities

                                                                                                                  C435
Dollar Amounts in Thousands                                                                      Bil Mil Thou
1. a. Interest accrued and unpaid on deposits in domestic offices (2)                RCON 3645         17,435      1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)      RCFD 3646        153,074      1.b.
2. Net deferred tax liabilities (1)                                                  RCFD 3049              0      2.
3. Minority interest in consolidated subsidiaries                                    RCFD 3000              0      3.
4. Other (itemize and describe amounts that exceed 25% of this item)                 RCFD 2938        175,900      4.
   a. Text 3552 Securities Trade Date Payable           RCFD 3552     49,719                                       4.a.
   b. Text 3553 Foreign Currency Purchase Contacts      RCFD 3553     55,176                                       4.b.
   c. Text 3554                                         RCFD 3554                                                  4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                RCFD 2930        346,409      5.

__________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

                                       21


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-12

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                       C440
                                                                                            Domestic Offices
Dollar Amounts in Thousands                                                        RCON        Bil Mil Thou
1. Customers' liability to this bank on acceptances outstanding                    2155               3,186      1.
2. Bank's liability on acceptances executed and outstanding                        2920               3,186      2.
3. Federal funds sold and securities purchased under agreements to resell          1350             232,940      3.
4. Federal funds purchased and securities sold under agreements to repurchase      2800           2,613,274      4.
5. Other borrowed money                                                            3190             862,589      5.
   EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs     2163             126,784      6.
   OR
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs       2941                 N/A      7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement
   subsidiaries, and IBFs)                                                         2192          18,137,568      8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement
   subsidiaries, and IBFs)                                                         3129          16,996,587      9.

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                                                   RCON        Bil Mil Thou

10. U.S. Treasury securities                                                       1779          596,691      10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed
    securities)                                                                    1785           68,382      11.
12. Securities issued by states and political subdivisions in the U.S.             1786           41,480      12.
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                            1787        2,279,897      13.a.(1)
       (2) Other pass-through securities                                           1869                0      13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                            1877           96,585      13.b.(1)
       (2) All other mortgage-backed securities                                    2253          303,987      13.b.(2)
14. Other domestic debt securities                                                 3159          284,117      14.
15. Foreign debt securities                                                        3160            2,250      15.
16. Equity securities:
    a. Investments in mutual funds                                                 3161              345      16.a.
    b. Other equity securities with readily determinable fair values               3162           10,077      16.b.
    c. All other equity securities                                                 3169           65,176      16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10
    through 16)                                                                    3170        3,748,987      17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

Dollar Amounts in Thousands                                                        RCON        Bil Mil Thou
   EITHER
1. Net due from the IBF of the domestic offices of the reporting bank              3051        N/A               M.1.
   OR
2. Net due to the IBF of the domestic offices of the reporting bank                3059        N/A               M.2.

                                       22






Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-13

Schedule RC-I--Selected Assets and Liabilities of IBFs
To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                     C445
Dollar Amounts in Thousands                                                                      RCFN        Bil Mil Thou
1. Total IBF assets of the consolidated bank (component of Schedule RC,
   item 12)                                                                                      2133                 N/A      1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C,
   part I, item 12, column A)                                                                    2076                 N/A      2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I,
   item 4, column A)                                                                             2077                 N/A      3.
4. Total IBF liabilities (component of Schedule RC, item 21)                                     2898                 N/A      4.
5. IBF deposit liabilities due to banks, including other IBFs (component of
   Schedule RC-E, part II, items 2 and 3)                                                        2379                 N/A      5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1,
   4, 5, and 6                                                                                   2381                 N/A      6.


Schedule RC-K-Quarterly Averages (1)

                                                                                                                  C455
Dollar Amounts in Thousands                                                                            Bil Mil Thou
ASSETS
1.  Interest-bearing balances due from depository institutions                             RCFD 3381        8,193      1.
2.  U.S. Treasury securities and U.S. Government agency and corporation
    obligations(2)                                                                         RCFD 3382    2,910,389      2.
3.  Securities issued by states and political subdivisions in the U.S.(2)                  RCFD 3383       43,902      3.
4.  a. Other debt securities(2)                                                            RCFD 3647      557,948      4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal
       Reserve stock)                                                                      RCFD 3648       74,361      4.b.
5.  Federal funds sold and securities purchased under agreements to resell in
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs   RCFD 3365      400,738      5.
6.  Loans:
    a. Loans in domestic offices:
       (1) Total loans                                                                     RCON 3360   11,833,450      6.a.(1)
       (2) Loans secured by real estate                                                    RCON 3385    6,220,607      6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers             RCON 3386        3,724      6.a.(3)
       (4) Commercial and industrial loans                                                 RCON 3387    1,894,723      6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures     RCON 3388    3,332,343      6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs           RCFN 3360            0      6.b.
7.  Trading assets                                                                         RCFD 3401            0      7.
8.  Lease financing receivables (net of unearned income)                                   RCFD 3484          563      8.
9.  Total assets(4)                                                                        RCFD 3368   17,444,180      9.
LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts,
    ATS accounts, and telephone and preauthorized transfer accounts) (exclude
    demand deposits)                                                                       RCON 3485      184,771      10.
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)                                               RCON 3486    4,683,542      11.a.
    b. Other savings deposits                                                              RCON 3487    1,222,087      11.b.
    c. Time certificates of deposit of $100,000 or more                                    RCON 3345    1,616,143      11.c.
    d. All other time deposits                                                             RCON 3469    3,464,220      11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                                 RCFN 3404            0      12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries,
    and in IBFs                                                                            RCFD 3353      974,876      13.
14. Other borrowed money                                                                   RCFD 3355      864,757      14.

__________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

                                       23


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-14

Schedule RC-L-Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                C460
Dollar Amounts in Thousands                                                                      RCFD   Bil Mil Thou
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,
       e.g., home equity lines                                                                   3814        715,679      1.a.
    b. Credit card lines                                                                         3815      2,965,741      1.b.
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate                                      3816        251,431      1.c.(1)
       (2) Commitments to fund loans not secured by real estate                                  6550              0      1.c.(2)
    d. Securities underwriting                                                                   3817              0      1.d.
    e. Other unused commitments                                                                  3818      3,780,502      1.e.
2.  Financial standby letters of credit and foreign office guarantees                            3819        295,856      2.
    a. Amount of financial standby letters of credit conveyed to others      RCFD 3820     498                            2.a.
3.  Performance standby letters of credit and foreign office guarantees                          3821         90,425      3.
    a. Amount of performance standby letters of credit conveyed to others    RCFD 3822       1                            3.a.
4.  Commercial and similar letters of credit                                                     3411         72,731      4.
5.  Participations in acceptances (as described in the instructions) conveyed to
    others by the reporting bank                                                                 3428              0      5.
6.  Participations in acceptances (as described in the instructions) acquired by
    the reporting (nonaccepting) bank                                                            3429              0      6.
7.  Securities borrowed                                                                          3432              0      7.
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)                                              3433              0      8.
9.  Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date                                                                                  3650              0      9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date                  3651              0      9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date                                                                                  3652        157,632      9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date                  3653        157,632      9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date                                                                                  3654              0      9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date                  3655              0      9.c.(2)
    d. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred
           as of the report date                                                                 A249              0      9.d.(1)
       (2) Amount of retained recourse on these obligations as of the report date                A250              0      9.d.(2)
10. When-issued securities:
    a. Gross commitments to purchase                                                             3434              0      10.a.
    b. Gross commitments to sell                                                                 3435              0      10.b.
11. Spot foreign exchange contracts                                                              8765         10,330      11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of
    Schedule RC, item 28, "Total equity capital")                                                3430      1,475,813      12.
    a. TEXT 3555 Mortgage servicing with recourse                RCFD 3555     1,475,813                                  12.a.
    b. TEXT 3556                                                 RCFD 3556                                                12.b.
    c. TEXT 3557                                                 RCFD 3557                                                12.c.
    d. TEXT 3558                                                 RCFD 3558                                                12.d.

                                       24


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-15

Schedule RC-L--Continued

                                                        Dollar Amounts in Thousands             RCFD   Bil Mil Thou
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")                                                             5591              0      13.
    a. Text 5592                                                 RCFD 5592                                                13.a.
    b. Text 5593                                                 RCFD 5593                                                13.b.
    c. Text 5594                                                 RCFD 5594                                                13.c.
    d. Text 5595                                                 RCFD 5595                                                13.d.

                                                                                                                            C461
                                                (Column A)             (Column B)           (Column C)           (Column D)
Dollar Amounts in Thousands                     Interest Rate        Foreign Exchange     Equity Derivative      Commodity and
Off-balance Sheet Derivatives                     Contracts             Contracts             Contracts         Other Contracts
Position Indicators                             Tril Bil Mil Thou    Tril Bil Mil Thou    Tril Bil Mil Thou    Tril Bil Mil Thou
14. Gross amounts (e.g., notional amounts)
    (for each column, sum of items 14.a
    through 14.e must equal sum of items
    15,16.a, and 16.b):

    a. Future contracts                         0                    0                    0                    0          14.a.
                                                RCFD 8693            RCFD 8694            RCFD 8695            RCFD 8696
    b. Forward contracts                          706,731            19,162               0                    0          14.b.
                                                RCFD 8697            RCFD 8698            RCFD 8699            RCFD 8700
    c. Exchange-traded option contracts:
       (1) Written options                      0                    0                    0                    0          14.c.(1)
                                                RCFD 8701            RCFD 8702            RCFD 8703            RCFD 8704
       (2) Purchased options                    0                    0                    0                    0          14.c.(2)
                                                RCFD 8705            RCFD 8706            RCFD 8707            RCFD 8708
    d. Over-the-counter option contracts:
       (1) Written options                      42,960               0                    0                    0          14.d.(1)
                                                RCFD 8709            RCFD 8710            RCFD 8711            RCFD 8712
       (2) Purchased options                    2,827,960            0                    0                    0          14.d.(2)
                                                RCFD 8713            RCFD 8714            RCFD 8715            RCFD 8716
    e. Swaps                                      998,372            0                    0                    0          14.e.
                                                RCFD 3450            RCFD 3826            RCFD 8719            RCFD 8720
15. Total gross notional amount of derivative
    contracts held for trading                  0                    19,162               0                    0          15.
                                                RCFD A126            RCFD A127            RCFD 8723            RCFD 8724
16. Total gross notional amount of derivative
    contracts held for purposes other
    than trading:
    a. Contracts marked to market               0                    0                    0                    0          16.a.
                                                RCFD 8725            RCFD 8726            RCFD 8727            RCFD 8728
    b. Contracts not marked to market           4,576,023            0                    0                    0          16.b.
                                                RCFD 8729            RCFD 8730            RCFD 8731            RCFD 8732

                                       25


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/96  ST-BK:  51-2430  FFIEC 031
Page RC-16

Schedule RC-L--Continued

                                        (Column A)             (Column B)        (Column C)           (Column D)
Dollar Amounts in Thousands            Interest Rate       Foreign Exchange   Equity Derivative     Commodity and
Off-balance Sheet Derivatives           Contracts               Contracts         Contracts         Other Contracts
Position Indicators                   RCFD  Bil Mil Thou   RCFD Bil Mil Thou  RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
17. Gross fair values of
    derivative contracts:
    a. Contracts held for trading:
       (1) Gross positive fair value  8733             0   8734     462       8735      0          8736         0        17.a.(1)
       (2) Gross negative fair value  8737             0   8738     463       8739      0          8740         0        17.a.(2)
    b. Contracts held for purposes
       other than trading that
       are marked to market:
       (1) Gross positive fair value  8741             0   8742       0       8743      0          8744         0        17.b.(1)
       (2) Gross negative fair value  8745             0   8746       0       8747      0          8748         0        17.b.(2)
    c. Contracts held for purposes
       other than trading that are
       not marked to market:
       (1) Gross positive fair value  8749        21,020   8750       0       8751      0          8752         0        17.c.(1)
       (2) Gross negative fair value  8753         8,079   8754       0       8755      0          8756         0        17.c.(2)

Memoranda                                             Dollar Amounts in Thousands   RCFD      Bil Mil Thou
1.-2. Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments that are fee paid or otherwise legally
   binding)                                                                         3833           2,975,759      M.3.
   a. Participations in commitments with an original maturity
      exceeding one year conveyed to others         RCFD 3834         0                                           M.3.a.
4. To be completed only by banks with $1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addresses (domicile) included in Schedule
   RC-L, items 2 and 3, above                                                       3377                  90      M.4.
5. Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
   a. Loans to purchase private passenger automobiles (to be completed
      for the September report only)                                                2741                 N/A      M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)                    2742                 0        M.5.b.
   c. All other consumer installment credit (including mobile home loans)           2743                 N/A      M.5.c.
      (to be completed for the September report only)


                                       26


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-17

Schedule RC-M--Memoranda

                                                                                                          C465
Dollar Amounts in Thousands                                                                RCFD    Bil Mil Thou
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,
      directors, principal shareholders, and their related interests.                      6164           9,158    1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of
      $500,000 or 5 percent of total capital as defined for this                  Number
      purpose in agency regulations.                                  RCFD 6165     2                              1.b.
2. Federal funds sold and securities purchased under agreements to resell with
   U.S. branches and agencies of foreign banks(1) (included in Schedule RC,
   items 3.a and 3.b)                                                                      3405               0    2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract                                             5500       1,337,341    4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer                                               5501           4,848    4.b.(1)
      (2) Serviced without recourse to servicer                                            5502       2,241,222    4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract                                         5503         133,625    4.c.(1)
      (2) Serviced under a special option contract                                         5504       2,441,222    4.c.(2)
   d. Mortgages serviced under other servicing contracts                                   5505       5,100,817    4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items
   5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addresses (domicile)                                                            2103           3,186    5.a.
   b. Non-U.S. addresses (domicile)                                                        2104               0    5.b.
6. Intangible assets:
   a. Mortgage servicing rights                                                            3164          49,040    6.a.
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships                                              5506               0    6.b.(1)
      (2) All other identifiable intangible assets                                         5507           3,173    6.b.(2)
   c. Goodwill                                                                             3163         157,854    6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)               2143         210,067    6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes            6442               0    6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem the debt                                                            3295               0    7.

__________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

                                       27


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-18

Schedule RC-M--Continued

Dollar Amounts in Thousands                                                                            Bil Mil Thou
8.  a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures                        RCFD 5372           0      8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices                      RCON 5508           0      8.a.(2)(a)
           (b) Farmland in domestic offices                                               RCON 5509           0      8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices                      RCON 5510       6,921      8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices         RCON 5511         443      8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices                      RCON 5512       9,854      8.a.(2)(e)
           (f) In foreign offices                                                         RCFN 5513           0      8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)      RCFD 2150      17,218      8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures                        RCFD 5374       2,509      8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated
           companies                                                                      RCFD 5375           0      8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)      RCFD 2130       2,509      8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies               RCFD 5376       9,269      8.c.
9.  Noncumulative perpetual preferred stock and related surplus included in
    Schedule RC, item 23, "Perpetual preferred stock and related surplus"                 RCFD 3778           0      9.
10. Mutual fund and annuity sales in domestic offices during the quarter
    (include proprietary, private label, and third party products):
    a. Money market funds                                                                 RCON 6441      67,231      10.a.
    b. Equity securities funds                                                            RCON 8427      14,102      10.b.
    c. Debt securities funds                                                              RCON 8428       3,951      10.c.
    d. Other mutual funds                                                                 RCON 8429      10,258      10.d.
    e. Annuities                                                                          RCON 8430      35,961      10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a
       through 10.e above)                                                                RCON 8784       7,244      10.f.

Dollar Amounts in Thousands
Memorandum                                                                                RCFD Bil Mil Thou
1. Interbank holdings of capital instruments (to be completed for the December report only):
   a. Reciprocal holdings of banking organizations' capital instruments                   3836         0             M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments                3837         0             M.1.b.

                                       28


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.:  12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-19

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                    C470
                                                  (Column A)                   (Column B)                (Column C)
                                                   Past due                     Past due 90               Nonaccrual
                                                 30 through 89                 days or more
                                                 days and still                  and still
                                                    accruing                     accruing
Dollar Amounts in Thousands                     RCFD  Bil Mil Thou           RCFD   Bil Mil Thou       RCFD  Bil Mil Thou
1.  Loans secured by real estate:
    a. To U.S. addresses (domicile)              1245       102,825           1246          9,095       1247        58,735      1.a.
    b. To non-U.S. addresses (domicile)          1248             0           1249              0       1250             0      1.b.
2.  Loans to depository institutions and
    acceptances of other banks:
    a. To U.S. banks and other U.S. depository
       institutions                              5377             0           5378              0       5379             0      2.a.
    b. To foreign banks                          5380             0           5381              0       5382             0      2.b.
3.  Loans to finance agricultural production
    and other loans to farmers                   1594           278           1597              0       1583             0      3.
4.  Commercial and industrial loans:
    a. To U.S. addresses (domicile)              1251        16,490           1252          9,156       1253         2,683      4.a.
    b. To non-U.S. addresses (domicile)          1254             0           1255              0       1256             0      4.b.
5.  Loans to individuals for household, family,
    and other personal expenditures:
    a. Credit cards and related plans            5383        38,007           5384         25,550       5385             0      5.a.
    b. Other (includes single payment,
       installment and all student loans)        5386        69,185           5387         26,576       5388         2,522      5.b.
6.  Loans to foreign governments and official
    institutions                                 5389             0           5390              0       5391             0      6.
7.  All other loans                              5459         3,974           5460              0       5461         2,166      7.
8.  Lease financing receivables:
    a. Of U.S. addresses (domicile)              1257             0           1258              0       1259             0      8.a.
    b. Of non-U.S. addresses (domicile)          1271             0           1272              0       1791             0      8.b.
9.  Debt securities and other assets (exclude
    other real estate owned and other
    repossessed assets)                          3505             0           3506              0       3507             0      9.

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


                                                RCFD  Bil Mil Thou     RCFD   Bil Mil Thou     RCFD  Bil Mil Thou
10. Loans and leases reported in items 1
    through 8 above which are wholly or
    partially guaranteed by the U.S.
    Government.                                 5612        35,900     5613         21,614     5614             0      10.
    a. Guaranteed portion of loans and leases
       included in item 10 above.               5615        35,889     5616         21,614     5617             0      10.a.

                                       29


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-20

Schedule RC-N--Continued

                                                                                                      C473
                                                 (Column A)                     (Column B)          (Column C)
                                                  Past due                     Past due 90          Nonaccrual
                                                30 through 89                  days or more
                                                days and still                  and still
                                                  accruing                       accruing
Memoranda
Dollar Amounts in Thousands                     RCFD  Bil Mil Tho        RCFD   Bil Mil Thou     RCFD  Bil Mil Thou
1. Restructured loans and leases included
   in Schedule RC-N, items 1 through 8,
   above (and not reported in Schedule RC-C,
   part I, Memorandum item 2)                   1658             0       1659             0      1661         8,745      M.1.
2. Loans to finance commercial real estate,
   construction, and land development
   activities (not secured by real estate)
   included in Schedule RC-N, items 4
   and 7, above                                 6558             0       6559             0      6560             0      M.2.


                                                RCON  Bil Mil Thou       RCON   Bil Mil Thou     RCON  Bil Mil Thou
3. Loans secured by real estate in domestic
   offices
   (included in Schedule RC-N, item 1, above):
   a. Construction and land development         2759         1,482       2769             0      3492         9,901      M.3.a.
   b. Secured by farmland                       3493            11       3494             0      3495            93      M.3.b.
   c. Secured by 1-4 family residential
      properties:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit        5398         4,042       5399           1,362    5400            95      M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties                5401        78,623       5402         7,438      5403        28,824      M.3.c.(2)
   d. Secured by multifamily (5 or more)
      residential properties                    3499         4,249       3500             0      3501         1,664      M.3.d.
   e. Secured by nonfarm nonresidential
      properties                                3502        14,418       3503           295      3504        18,158      M.3.e.



                                                (Column A)                      (Column B)
                                                Past due 30                     Past due 90
                                                through 89 days                days or more
                                                RCFD  Bil Mil Thou          RCFD   Bil Mil Thou
4. Interest rate, foreign exchange rate, and
   other commodity and equity contracts:
   a. Book value of amounts carried as assets   3522             0          3528          0                M.4.a.
   b. Replacement cost of contracts with a
      positive replacement cost                 3529             0          3530          0                M.4.b.

                                       30



Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-21

Schedule RC-O--Other Data for Deposit Insurance Assessments

                                                                                                              C475
Dollar Amounts in Thousands                                                                     RCON  Bil Mil Thou
1.  Unposted debits (see instructions):
    a. Actual amount of all unposted debits                                                     0030               N/A     1.a.
    OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits                                  0031                 0     1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits (1)                    0032                 0     1.b.(2)
2.  Unposted credits (see instructions):
    a. Actual amount of all unposted credits                                                    3510               N/A     2.a.
    OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits                                 3512                 0     2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits (1)                   3514                 0     2.b.(2)
3.  Uninvested trust funds (cash) held in bank's own trust department (not
    included in total deposits in domestic offices)                                             3520                 0     3.
4.  Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries                                             2211            11,940     4.a.
    b. Time and savings deposits (1) of consolidated subsidiaries                               2351                 0     4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries                     5514                 0     4.c.
5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II)                 2229                 0     5.a.
    b. Time and savings deposits (1) in insured branches (included in Schedule
       RC-E, Part II)                                                                           2383                 0     5.b.
    c. Interest accrued and unpaid on deposits in insured branches (included in
       Schedule RC-G, item 1.b)                                                                 5515                 0     5.c.

Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through corespondents.
6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,
       column B)                                                                                2314                 5     6.a.
    b. Amount reflected in time and savings deposits (1) (included in Schedule
       RC-E, Part I, item 4 or 5, column A or C, but not column B)                              2315                 0     6.b.
7.  Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums                                                                     5516                 0     7.a.
    b. Unamortized discounts                                                                    5517                 0     7.b.
8.  To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under
    Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC
    Oakar Transaction Worksheet(s))                                                             5518                 0     8.
9.  Deposits in lifeline accounts                                                               5596                       9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included
    in total deposits in domestic offices)                                                      8432                 0     10.

__________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                       31


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-22

Schedule RC-O--Continued

Dollar Amounts in Thousands                                                                          RCON  Bil Mil Thou
11. Adjustments to demand deposits in domestic offices reported in Schedule
    RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if reciprocal demand balances between the reporting bank and savings associations were reported
       on a net basis rather than a gross basis in Schedule RC-E                                     8785             0      11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and the U.S. branches and agencies of foreign banks were reported on a gross basis rather than a net basis in
       Schedule RC-E                                                                                 A181             0      11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of U.S. banks
       and savings associations in Schedule RC-E                                                     A182             0      11.c.

Memoranda (to be completed each quarter except as noted)


Dollar Amounts in Thousands                                                                        RCON  Bil Mil Thou
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1a.
   (1) and 1.b.(1) must equal schedule RC, item 13.a):
   a. Deposit accounts of $100,000 or less:
      (1) Amount of deposit accounts of $100,000 or less                                           2702     9,062,965    M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be completed for the
          June report only)                                              Number
                                                            RCON 3779    N/A                                             M.1.a.(2)
   b. Deposit accounts of more than $100,000:
      (1) Amount of deposit accounts of more than $100,000                                         2710     3,763,596    M.1.b.(1)
                                                                         Number
      (2) Number of deposit accounts of more than $100,000  RCON 2722   13,229                                           M.1.b.(2)
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the
      estimate described above                                                                            Yes  No
                                                                                                   6861        X         M.2.a.

   b. If the box marked Yes has been checked, report the estimate of uninsured
      deposits determined by using your bank's method or procedure                                 RCON   Bil Mil Thou
                                                                                                   5597         N/A      M.2.b.


Person to whom questions about the Reports of Condition and Income should be
directed:                                                               C477


Natie P. Hennelly                        (804)782-5320
Name and Title (TEXT 8901)               Area code/phone number/extension
                                         (TEXT 8902)

                                       32


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-23

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed only by banks with total assets of less than $1 billion.
C480 Indicate in the appropriate box at the right whether the bank has total
capital   Yes    No greater than or equal to eight percent of adjusted total
assets.                                                           RCFD 6056
1.


         For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

        If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

        A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

    NOTE: All banks are required to complete items 2 and 3 below. See optional worksheet for items 3.a through 3.f.



                                                                 (Column A)              (Column B)
                                                             Subordinated Debt (1)         Other
                                                               and Intermediate           Limited-
                                                                Term Preferred          Life Capital
                                                                    Stock                Instruments
Dollar Amounts in Thousands                                  RCFD  Bil Mil Thou      RCFD  Bil Mil Thou
2. Subordinated debt (1) and other limited-life capital
   instruments (original weighted average maturity of
   at least five years) with a remaining maturity of:
   a. One year or less                                       3780             0      3786             0      2.a.
   b. Over one year through two years                        3781        50,000      3787             0      2.b.
   c. Over two years through three years                     3782        10,000      3788             0      2.c.
   d. Over three years through four years                    3783             0      3789             0      2.d.
   e. Over four years through five years                     3784             0      3790             0      2.e.
   f. Over five years                                        3785       275,000      3791             0      2.f.
3. Amounts used in calculating regulatory capital ratios
   (report amounts determined by the bank for its own
   internal regulatory capital analyses):                                            RCFD  Bil Mil Thou
   a. Tier 1 capital                                                                 8274    1,129,222       3.a.
   b. Tier 2 capital                                                                 8275      467,744       3.b.
   c. Total risk-based capital                                                       3792    1,596,965       3.c.
   d. Excess allowance for loan and lease losses                                     A222       53,838       3.d.
   e. Risk-weighted assets (Net of all deductions, including excess allowance)       A223   14,346,543       3.e.
   f. "Average total assets" (Net of all assets deducted from Tier 1 capital) (2)    A224   17,281,865       3.f.


Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                    (Column A)          (Column B)
                                                                                      Assets           Credit Equiv-
                                                                                    Recorded           alent Amount
                                                                                     on the           of Off-Balance
                                                                                  Balance Sheet       Sheet Items(2)
                                                                               RCFD  Bil Mil Thou    RCFD  Bil Mil Thou
4. Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Securities issued by, other claims on, and claims unconditionally guaranteed by, the U.S. Government and its agencies and other OECD
          central governments                                                  3794       311,821                         4.a.(1)
      (2) All other                                                            3795       166,344                         4.a.(2)
   b. Credit equivalent amount of off-balance sheet items                                            3796            0    4.b.

__________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.
(3) Do not report in column B the risk-weighted amount of assets reported in column A
                                       33


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-24

Schedule RC-R--Continued

                                                                          (Column A)             (Column B)
                                                                            Assets                Credit Equiv-
                                                                           Recorded               alent Amount
                                                                            on the               of Off-Balance
                                                                        Balance Sheet            Sheet Items (1)
Dollar Amounts in Thousands                                        RCFD        Bil Mil Thou      RCFD        Bil Mil Thou
5. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Claims conditionally guaranteed by the U.S. Government
          and its agencies and other OECD central governments      3798             841,226                               5.a.(1)
      (2) Claims collateralized by securities issued by the
          U.S. Government and its agencies and other OECD
          central governments; by securities issued by U.S.
          Government-sponsored agencies; and by cash on deposit    3799                   0                               5.a.(2)
      (3) All other                                                3800           3,480,933                               5.a.(3)
   b. Credit equivalent amount of off-balance sheet items                                        3801         21,751      5.b.
6. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet                         3802           3,630,677                               6.a.
   b. Credit equivalent amount of off-balance sheet items                                        3803        924,167      6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet                         3804           9,571,445                               7.a.
   b. Credit equivalent amount of off-balance sheet items                                        3805      1,842,996      7.b.
8. On-balance sheet asset values excluded from the calculation
   of the  risk-based capital ratio (2)                            3806            (23,727)                                8.
9. Total assets recorded on the balance sheet (sum of items
   4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,
   item 12 plus items 4.b and 4.c)                                 3807          18,498,188                               9.


Memoranda

Dollar Amounts in Thousands                                                            RCFD        Bil Mil Thou
1. Current credit exposure across all off-balance sheet derivative contracts
   covered by the risk-based capital standards                                         8764        21,020            M.1.


                                                                   With a remaining maturity of
                                             (Column A)                 (Column B)                     (Column C)
                                           One year or less            Over one year                 Over five years
                                                                     through five years
                                        RCFD Tril   Bil Mil Thou  RCFD Tril    Bil Mil Thou      RCFD Tril   Bil Mil Thou
2. Notional principal amounts of
   off-balance sheet derivative
   contracts (3):
   a. Interest rate contracts           3809         69,664       8766         3,719,565         8767        37,102       M.2.a.
   b. Foreign exchange contracts        3812         19,162       8769                 0         8770             0       M.2.b.
   c. Gold contracts                    8771              0       8772                 0         8773             0       M.2.c.
   d. Other precious metals contracts   8774              0       8775                 0         8776             0       M.2.d.
   e. Other commodity contracts         8777              0       8778                 0         8779             0       M.2.e.
   f. Equity derivative contracts       A000              0       A001                 0         A002             0       M.2.f.

__________
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

                                       34


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
Page RC-25

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income at close of business on June 30, 1996

Crestar Bank                                    Richmond,       Virginia
Legal Title of Bank                             City            State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY
HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

No comment [] (RCON 6979)                          C471           C472

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)

Item 8 of Schedule RC-0 is stated as zero because the Reporting
Bank experienced significant negative growth

       /s/ James D. Barr                                    2-6-97
     _____________________________________              _________________
     Signature of Executive Officer of Bank             Date of Signature

                                       35


Legal Title of Bank:  Crestar Bank
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA  23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/96 ST-BK:  51-2430  FFIEC 031
PAGE RC-26

THIS PAGE IS TO BE COMPLETED BY ALL BANKS

Crestar Bank             DECEMBER 31, 1996                     OMB No. for OCC: 1557-0081
P.O. Box 26665                                                OMB No. For FDIC:  3064-0052
Richmond, VA  23261                                       OMB No. For Federal Reserve:  7100-0036
E512430000 55124300000                                         Expiration Date:  3/31/99

                                                          Special Report
                                                          (Dollar Amounts in Thousands)

                                                          Close of Business               FDIC Certificate Number
                                                          Date
                                                                   12/31/96                       12543                 C-700


                                         31




LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Laws 90-44 and 102-
242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition.
Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.


a. Number of loans made to executive officers since the
   previous Call Report date                                      RCFD 3561        0       a.
b. Total dollar amount of above loans (in thousands of
   dollars)                                                       RCFD 3562        0       b.
c. Range of interest charged on above loans
   (example:  9 3/4% = 9.75)                                      RCFD 7701     0.00% to
                                                                  RCFD 7702     0.00%      c.

SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT     DATE (Month, Day, Year)
/s/ PETER C. TOMS, SENIOR VICE PRESIDENT                           1/29/97


NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)  AREA CODE/PHONE NUMBER/EXTENSION
                                                                        (TEXT 8904)
Natie P. Hennelly                                                       (804)782-5320


FDIC 8040/53 (6/95)


                                       36